UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C.  20549

                                  FORM 8-K

                               CURRENT REPORT
                  PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported):  September 12, 2008


                            MONARCH SERVICES, INC.
                            ----------------------
           (Exact name of registrant as specified in its charter)


      Maryland                          000-08512               52-1073628
      --------                          ---------               ----------
(State or other jurisdiction      (Commission file number)    (IRS Employer
of incorporation or organization)                          Identification No.)


                   4517 Harford Road, Baltimore, Maryland 21214
                   --------------------------------------------
                (Address of principal executive offices) (Zip Code)


     Registrant's telephone number, including area code:  (410) 254-9200
                                                          --------------

                                Not Applicable
                                --------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))





Item 7.01    Regulation FD Disclosure

The Company is filing this Current Report on 8-K to update the public of the registrant's plans for the near future.

In 2005, Monarch Services, Inc. (the "Company") began experiencing declining sales, dwindling cash reserves and increasing expenses, all at an escalating rate. The Board of Directors determined that the Company should close and sell its restaurant operations and adjoining properties and sell its magazine publishing business. However, due to the slowing economy, the declining real estate market and delays inherent in dealing with local government, completing these sales has taken a great deal of time and involved a great deal of expense.

On June 27, 2006, the Company closed its restaurant business, Peerce's Plantation, a 350 seat fine dining restaurant, catering facility and bar with liquor license permitting off premise sales, because the restaurant incurred losses in each quarter since its opening and had never been profitable.

On August 18, 2006, the Company, through it's wholly owned subsidiary, TNK, Inc., formerly known as Girls Life, Inc. ("TNK"), sold the assets used in connection with the business of publishing, promoting and distributing Girls' Life magazine (the "Magazine") to Girls' Life Acquisition Corp. ("GLAC"), a corporation owned by Karen Bokram, an employee of the Magazine who was the Magazine's editor since its inception. The purchase price for the assets was $900,000, which was paid in the form of a promissory note (the "Note"), plus the assumption of certain liabilities. The outstanding balance on the Note is $600,000, plus $58,000 in interest. On October 18, 2007, the Note became due and payable. As of September 12, 2008, TNK has not received any payments
owed by GLAC under the Note.   Ms. Bokram and the Company have been in
discussions, and she has advised the Company that she is continuing to work toward refinancing GLAC. TNK is considering the best course of action, balancing enforcing its rights under the Note , including a possible sale of the Note, versus a payment arrangement in the event GLAC obtains additional equity or debt financing, or a joint arrangement with GLAC's senior lender.

The Company has had no business operations since the sale of the Magazine in 2006. After several years of searching for a buyer in a declining real estate market, on February 14, 2008, the Company finally was able to sell 100% of the Company's membership interest in (i) Peerce's Plantation GL, LLC, and (ii) Peerce's Plantation Liquor License, LLC (the "Membership Interests"). Peerce's Plantation GL, LLC owned the parcel of land on which Peerce's Plantation restaurant formerly operated its business, and Peerce's Plantation Liquor License, LLC owned the liquor license used in connection with the restaurant business. The gross sales price for the Membership Interests was $1,600,000. Net of closing costs, the Company received $1,522,789 in cash from the sale of the membership interests.

The Company's remaining asset is the land and home properties adjoining the Peerce's Plantation property. The Company has been in negotiations with potential buyers for over two years in an effort to sell these properties. Currently, the most likely buyer is ordering third appraisals on the properties. The Company is hopeful that the sale of these properties could be completed before the end of the calendar year, however, the Company cannot offer any guarantees as to when the sale will occur, if at all, and any sale is still subject to entering into an acceptable sales agreement.

The Company plans to distribute all proceeds from the sales of the Company's assets, less expenses, to its shareholders.

The Company also is not current in its filings with the Securities and Exchange Commission. The Company has not filed an Annual Report on Form 10-KSB for any year subsequent to the year ending April 30, 2006, nor quarterly reports on Form 10-QSB for any period subsequent to the quarter ending January 31, 2007. The Company became delinquent in its filings with the SEC primarily because of the lack of the financial resources to pay past due audit invoices to the Company's independent registered public accounting firm, which was prohibited under ethics rules from performing subsequent audits until all unpaid invoices were paid. Following the sale of Peerce's Plantation, the Company paid all of its outstanding invoices to the accounting firm. The Company has estimated that to bring its delinquent filings current may cost the Company approximately $250,000 in accounting, legal and other fees. Because the Company plans to liquidate the Company's assets, the Company does not believe it is in the best interests of its shareholders to bring its filings current.

The following unaudited consolidated financial statements sets forth the Company's Statement of Financial Condition as of April 30, 2008 and the Statement of Operations for the fiscal years ending April 30, 2008 and 2007, respectively.


                          Monarch Services, Inc.
         Consolidated Statement of Financial Condition (unaudited)
------------------------------------------------------------------
                      At April 30,                  2008
------------------------------------------------------------------
               (In thousands, except shares outstanding data)
ASSETS

CURRENT ASSETS
   Cash and cash equivalents                     $   698
   Other prepaid expenses                             33
   Note receivable from GLAC - net of
      allowance for doubtful account
      of $600,000                                      0
   Assets held for sale                              941
                                                 -------
        TOTAL CURRENT ASSETS                       1,672
                                                 -------
PROPERTY AND EQUIPMENT
   Machinery, equipment, furniture and
      fixtures                                        48
   Leasehold improvements                            324
                                                 -------
                                                     372
   Less accumulated depreciation                    (335)
                                                 -------
        TOTAL PROPERTY AND EQUIPMENT - NET            37
                                                 -------
                    TOTAL ASSETS                 $ 1,709
                                                 =======
LIABILITIES AND STOCKHOLDERS' EQUITY
CURRENT LIABILITIES
   Accounts payable                              $   11
   Accrued expenses                                  25
                                                 ------
        TOTAL CURRENT LIABILITIES                    36

STOCKHOLDERS' EQUITY
   Common Stock-par value $.001 per share:
      Authorized - 10,000,000 shares;
      shares outstanding 1,619,620                    2
   Capital surplus                                3,781
   Retained deficit                              (2,110)
                                                 ------
        TOTAL STOCKHOLDERS' EQUITY                1,673
                                                 ------
   TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY    $1,709
                                                 ======


                         Monarch Services, Inc.
             Consolidated Statements of Operations (unaudited)
-----------------------------------------------------------------------
Years Ended April 30,                            2008           2007
-----------------------------------------------------------------------
                         (In thousands, except shares outstanding data)

Net Sales                                    $      0       $      0

Cost of goods sold                                  0              0
                                               ----------------------
Gross profit from continuing
   operations                                       0              0
                                               ----------------------
Selling, general and administrative
   expenses                                       479            618
                                               ----------------------
Loss before other income and
   income taxes                                  (479)          (618)

Other income:
   Investment and interest income                  42             35
   Other                                           13              0
                                               ----------------------
                                                   55             35
Gain on disposal of assets from
   "Monarch Services, Inc." (net
   of income tax benefit of $0)
   for the year ended April 30,
   2008 and 2007, respectively                      1             50
                                               ----------------------
                                                    1             50
Loss from continuing operations
   before income tax benefit                     (423)          (533)

Income tax expense                                  0              0
                                               ----------------------
Net loss from continuing operations              (423)          (533)

Discontinued Operations:
   Operating loss from Peerce's
      Plantation (net of income tax
      of $0 and $0) for the year
      ended April 30, 2008 and
      2007, respectively                          (61)          (106)

   Operating loss from Girls' Life
      (net of income tax of $0 and $0)
      for the year ended April 30,
      2007                                          0            (89)

   Gain on sale of Girls' Life magazine
      (net of income tax expense of
       $140) for the year ended April
       30, 2007                                     0          2,346

   Gain on disposal of assets from
      Peerce's Plantation (net of
      income tax benefit of $0) for
      for the year ended April 30,
      2007                                          0             10

   Loss on sale of Peerce's Plantation
      (net of income tax benefit of
       $0) for the year ended April
       30, 2008                                  (534)             0

   Bad debt expenses recognized on write
     off of GLAC note receivable and
      accrued interest                           (658)             0

                                              -----------------------
(Loss) Gain from discontinued operations       (1,253)         2,161

                                              -----------------------
Net loss                                     $ (1,676)      $  1,628

Other comprehensive income
      net of tax                                    0              0
                                              -----------------------
Comprehensive (loss) Income                  $ (1,676)      $  1,628
                                              =======================
Net loss per common share -
      basic and diluted:

Loss from continuing operations
      per share                              $   (.26)      $   (.33)

(loss) Gain from discontinued operations         (.77)          1.34
                                              -----------------------
(Loss) Gain per common share -
      basic and diluted                      $  (1.03)      $   1.01
                                              -----------------------

Dividends per share                          $    .00       $    .00
                                              -----------------------
Weighted average number of shares
     outstanding - basic and diluted         1,619,620     1,619,620
                                             ------------------------



                                 SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                MONARCH SERVICES, INC.


Date: September 12, 2008                        by: /s/ Jackson Y. Dott
                                                -----------------------
                                                Jackson Y. Dott
                                                President and CEO